Exhibit 99.77(q)(1)

ITEM 77Q-1 – Exhibits

(a)(1)	Amendment No. 57 dated September 15, 2016 to the Amended and Restated Declaration of Trust (Voya Global Corporate Leaders® 100 Fund and Voya Global High Dividend Low Volatility Fund) – Filed as an Exhibit to Post-Effective Amendment No. 195 to the Registrant’s Form N-1A Registration Statement on December 2, 2016 and incorporated herein by reference.

(a)(2)	Amendment No. 58 dated November 17, 2016 to the Amended and Restated Declaration of Trust (Voya CBRE Global Infrastructure Fund and Voya CBRE Long/Short Fund) – Filed as an Exhibit to Post-Effective Amendment No. 195 to the Registrant’s Form N-1A Registration Statement on December 2, 2016 and incorporated herein by reference.

(a)(3)	Amendment No. 59 dated January 12, 2017 to the Amended and Restated Declaration of Trust (Class T shares for Voya CBRE Global Infrastructure Fund, Voya CBRE Long/Short Fund, Voya Diversified Emerging Markets Debt Fund, Voya Global Bond Fund, Voya Global Corporate Leaders® 100 Fund, Voya Global Equity Fund, Voya Global High Dividend Low Volatility Fund, Voya Global Perspectives® Fund, Voya Global Real Estate Fund, and Voya International Real Estate Fund) – Filed as an Exhibit to Post-Effective Amendment No. 195 to the Registrant’s Form N-1A Registration Statement on February 24, 2017 and incorporated herein by reference.

(a)(4)	Amendment No. 60 dated January 20, 2017 to the Amended and Restated Declaration of Trust (name change – Voya Multi-Manager International Factors Funds, formerly International Core Fund) – Filed as an Exhibit to Post-Effective Amendment No. 195 to the Registrant’s Form N-1A Registration Statement on February 24, 2017 and incorporated herein by reference.

(e)(1)	Reduction letter dated March 1, 2017 with respect to the Amended and Restated Investment Management Agreement between Voya Mutual Funds and Voya Investments, LLC effective November 18, 2014, as amended and restated on May 1, 2015 for the period from March 1, 2017 through March 1, 2018 (Voya Multi-Manager International Equity Fund) – Filed as an Exhibit to Post-Effective Amendment No. 195 to the Registrant’s Form N-1A Registration Statement on February 24, 2017 and incorporated herein by reference.

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(e)(2)	Waiver Letter dated March 1, 2017 with respect to the Amended and Restated Investment Management Agreement between Voya Mutual Funds and Voya Investments, LLC effective November 18, 2014, as amended and restated on May 1, 2015 for the period from March 1, 2017 through March 1, 2018 (Class P shares of Voya Global Bond Fund) – Filed as an Exhibit to Post-Effective Amendment No. 195 to the Registrant’s Form N-1A Registration Statement on February 24, 2017 and incorporated herein by reference.

(e)(3)	Reduction letter dated March 1, 2017 with respect to the Investment Management Agreement between Voya Mutual Funds and Voya Investments, LLC effective November 18, 2014, as amended and restated on May 1, 2015 for the period from March 1, 2017 through March 1, 2018 (Voya Multi-Manager International Small Cap Fund) – Filed as an Exhibit to Post-Effective Amendment No. 195 to the Registrant’s Form N-1A Registration Statement on February 24, 2017 and incorporated herein by reference.

(e)(4)	Reduction letter dated March 1, 2017 with respect to the Investment Management Agreement between Voya Mutual Funds and Voya Investments, LLC effective November 18, 2014, as amended and restated on May 1, 2015 for the period from March 1, 2017 through March 1, 2018 (Voya Multi-Manager Emerging Markets Equity Fund) – Filed as an Exhibit to Post-Effective Amendment No. 195 to the Registrant’s Form N-1A Registration Statement on February 24, 2017 and incorporated herein by reference.

(e)(5)	Amended Schedule A, effective May 15, 2017, to the Investment Management Agreement between Voya Mutual Funds and Voya Investments, LLC effective November 18, 2014, as amended and restated on May 1, 2015 – Filed as an Exhibit to Post-Effective Amendment No. 198 to the Registrant’s Form N-1A Registration Statement on February 13, 2017 and incorporated herein by reference.

(e)(6)	Amended Schedule A (with reduction), effective January 20, 2017, to the Sub-Advisory Agreement between Voya Investments, LLC and Voya Investment Management Co. LLC dated November 18, 2014 – Filed as an Exhibit to Post-Effective Amendment No. 195 to the Registrant’s Form N-1A Registration Statement on February 24, 2017 and incorporated herein by reference.

(e)(7)	Amended and Restated Sub-Advisory Agreement between Voya Investments, LLC and CBRE Clarion Securities LLC (Voya International Real Estate Fund, Voya Global Real Estate Fund, Voya CBRE Global Infrastructure Fund, and Voya CBRE Long/Short Fund) – Filed as an Exhibit to Post-Effective Amendment No. 195 to the Registrant’s Form N-1A Registration Statement on February 24, 2017 and incorporated herein by reference.

(e)(8)	Termination Letter, dated November 17, 2016, with regard to Voya Multi-Manager International Equity Fund effective January 20, 2017 – Filed as an Exhibit to Post-Effective Amendment No. 195 to the Registrant’s Form N-1A Registration Statement on February 24, 2017 and incorporated herein by reference.

(e)(9)	Amended Schedule A (with reduction) with respect to the Sub-Advisory Agreement between Voya Investments, LLC and Wellington Management Company LLP dated November 18, 2014 – Filed as an Exhibit to Post-Effective Amendment No. 195 to the Registrant’s Form N-1A Registration Statement on February 24, 2017 and incorporated herein by reference.

(e)(10)	Termination Letter, dated November 17, 2016, with regard to Voya Multi-Manager International Equity Fund effective January 20, 2017 – Filed as an Exhibit to Post-Effective Amendment No. 195 to the Registrant’s Form N-1A Registration Statement on February 24, 2017 and incorporated herein by reference.

(e)(11)	Sub-Advisory Agreement (with redaction) between Voya Investments, LLC and Polaris Capital Management, LLC effective January 20, 2017 – Filed as an Exhibit to Post-Effective Amendment No. 195 to the Registrant’s Form N-1A Registration Statement on February 24, 2017 and incorporated herein by reference.

(e)(12)	Sub-Advisory Agreement (with redaction) between Voya Investments, LLC and PanAgora Asset Management, Inc. effective January 20, 2017 – Filed as an Exhibit to Post-Effective Amendment No. 195 to the Registrant’s Form N-1A Registration Statement on February 24, 2017 and incorporated herein by reference.